SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2012

Pathfinder Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Federal	000-23601	16-1540137
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

214 West First Street, Oswego, NY	13126
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (315) 343-0057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 1, 2012 (the “Closing Date”), Pathfinder Bancorp, Inc. (the “Company”) repurchased from the United States Department of the Treasury (“Treasury”) a warrant (the “Warrant”) to purchase 154,354 shares of the Company’s common stock at an exercise price per share of $6.58.  The repurchase price for the Warrant was an agreed upon price of $537,633.  The Warrant was issued to Treasury on September 11, 2009 in connection with the Company’s participation in the Treasury’s Capital Purchase Program as part of the Troubled Asset Relief Program (TARP).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

DATE: February 1, 2012	By:	/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer